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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549




                                   FORM  8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 7, 1997



                          ESCO ELECTRONICS CORPORATION

             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-10596

MISSOURI                                                              43-1554045
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

8888 LADUE ROAD, SUITE 200                                            63124-2090
ST. LOUIS,  MISSOURI                                                  (Zip Code)
(Address of principal executive offices)


      Registrant's telephone number, including area code:  (314) 213-7200



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                          ESCO ELECTRONICS CORPORATION


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

As reported in Item 5 of its Form 10-Q for the quarterly period ended December 31, 1996, ESCO Electronics Corporation (the "Company") completed its acquisition of the Filtertek and the thermoform packaging businesses ("Filtertek") of Schawk, Inc. ("Schawk") on February 7, 1997. This Form 8-K sets forth the financial statements and pro forma financial information required to be filed in connection with this acquisition. Filtertek is a leader in the manufacture of plastic insert injection molded filter assemblies. The transaction involved the purchase of assets and stock of subsidiary corporations of Schawk. The assets included manufacturing and office facilities, equipment, inventories and accounts receivable, and the Company intends to continue the use of these assets in the on-going operation of the above-mentioned businesses. The consideration paid was $92 million in cash plus working capital adjustments, which was funded by cash and borrowings from the Company's bank credit facility. The banks involved are listed in Exhibit 4 to this Form 8-K. The consideration was arrived at through arms-length negotiations between the parties. This acquisition will be accounted for under the purchase method of accounting.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

Audited financial statements of Filtertek at December 31, 1996 and the consolidated results of its operations and its cash flows for the year then ended.

(b)  Pro forma financial information.

Introduction to Unaudited Pro Forma Consolidated Financial Statements.

Unaudited Pro Forma Consolidated Statement of Operations for the fiscal year ended September 30, 1996.

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended December 31, 1996.

Unaudited Pro Forma Consolidated Balance Sheet at December 31, 1996.


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                          ESCO ELECTRONICS CORPORATION


(c)   Exhibits

      Exhibit
      Number
      ------

      2(a) Acquisition Agreement dated December 18, 1996 between the Company and Schawk, Inc.

               Certain schedules and attachments have been omitted due to immateriality. The Registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Commission upon request.

      2(b) First Amendment dated as of February 7, 1997 to Acquisition Agreement listed as Exhibit 2(a) above

      4 Credit Agreement dated as of September 23, 1990 (as most recently amended and restated as of February 7, 1997) among the Company, Defense Holding Corp., the Banks listed therein and Morgan Guaranty Trust Company of New York, as agent

The above-listed Exhibits are incorporated by reference to Form 10-Q for the quarterly period ended December 31, 1996, at the Exhibit Numbers listed above, respectively.


                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              ESCO Electronics Corporation
                                    (Registrant)

                              /s/  Philip M. Ford
                              -------------------
                        By:   Philip M. Ford
                              Senior Vice President and
                              Chief Financial Officer

April 18,  1997